Exhibit 10.4

MODIFICATION AND JOINDER AGREEMENT

This MODIFICATION AND JOINDER AGREEMENT (this “Agreement”), dated as of January 15, 2013, is entered into by and among ATLANTIC POWER CORPORATION, a corporation continued under the laws of the Province of British Columbia (“APC”), ATLANTIC POWER GENERATION, INC., a Delaware corporation (“APG”), ATLANTIC POWER TRANSMISSION, a Delaware corporation (“APT” and together with APG and APC, each, individually, a “Borrower” and collectively, the “Borrowers”), RIDGELINE ENERGY LLC, a Delaware limited liability company (“Ridgeline Energy”), PAH RAH HOLDING COMPANY LLC, a Delaware limited liability company (“PRHC”), RIDGELINE EASTERN ENERGY LLC, a Delaware limited liability company (“Ridgeline Eastern Energy”), RIDGELINE ENERGY SOLAR LLC, a Delaware limited liability company (“Ridgeline Solar”, and, together with Ridgeline Energy, PRHC, and Ridgeline Eastern Energy, the “New Pledgors”), LEWIS RANCH WIND PROJECT LLC, HURRICANE WIND LLC, RIDGELINE POWER SERVICES LLC,  RIDGELINE ENERGY HOLDINGS, INC., RIDGELINE ALTERNATIVE ENERGY LLC, FRONTIER SOLAR LLC, PAH RAH PROJECT COMPANY LLC, MONTICELLO HILLS WIND LLC, DRY LOTS WIND LLC, SMOKEY AVENUE WIND LLC, SAUNDERS BROS. TRANSPORTATION CORPORATION, BRUCE HILL WIND LLC, SOUTH MOUNTAIN WIND LLC, GREAT BASIN SOLAR RANCH LLC, GOSHEN WIND HOLDINGS LLC, MEADOW CREEK HOLDINGS LLC, RIDGELINE HOLDINGS JUNIOR INC., ROCKLAND WIND RIDGELINE HOLDINGS LLC, MEADOW CREEK INTERMEDIATE HOLDINGS LLC (collectively, and together with the New Pledgors, the “New Guarantors”) and each of the other Subsidiaries party hereto in favor of BANK OF MONTREAL, as administrative agent (in such capacity, and together with any successor in such capacity, the “Administrative Agent”) for the benefit of the Lenders (as defined below) and such Lenders.  Capitalized terms used in this Agreement but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as defined below).

RECITALS

A.                                    The Borrowers are parties to the Amended and Restated Credit Agreement, dated as of November 4, 2011, by and among the Borrowers, the lenders that are signatories thereto (the “Lenders”), and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.                                    Atlantic Ridgeline Holdings, LLC (“Atlantic Ridgeline”) has been formed as a wholly-owned Subsidiary of APT and has acquired one hundred percent (100%) of the Capital Stock of Ridgeline Energy Holdings, Inc. and its subsidiaries, including the New Pledgors and the New Guarantors.

C.                                    Section 6.13 of the Credit Agreement requires, and (a) each of the New Guarantors desires to join as a “Guarantor” party to the US Guaranty (as defined in the Credit Agreement), and (b) each of the New Pledgors desires to grant a security interest and pledge its interests as indicated on Exhibit A attached hereto under the Pledge Agreement and Irrevocable Proxy, dated as of November 4, 2011, given by APC, APT and certain other “Pledgors” party thereto in favor of the Administrative Agent (as amended, supplemented, or otherwise modified from time to time, the “2011 Pledge”) and to amend the 2011 Pledge to reflect such pledge pursuant to Exhibit A attached hereto.

D.                                    Each of the New Pledgors and the New Guarantors  expects to derive benefits from the transactions resulting in the creation of the Obligations.  The Administrative Agent and each Lender may rely conclusively on the continuing warranty, hereby made, that each such New Pledgor and New Guarantor  continues to be benefited by the Lenders’ extension of credit accommodations to the Borrowers.  Neither the Administrative Agent nor any Lender shall have any duty to inquire into or confirm the receipt of any such benefits, and this Agreement, the Guaranty, and the 2011 Pledge shall be effective and enforceable by the Administrative Agent for the benefit of the Lenders without regard to the receipt, nature, or value of any such benefits.

AGREEMENT

NOW THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations, and agreements set forth herein and in the Credit Agreement and the other Loan Documents, and other valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby consents and agrees as follows:

Section 1.                               By this Agreement, each New Guarantor becomes a Guarantor for all purposes under the Credit Agreement and the US Guaranty.

Section 2.                               Each New Guarantor hereby agrees that, upon its execution hereof, it will become a Guarantor under the US Guaranty with respect to all Obligations (as defined in the Credit Agreement), and will be bound by all terms, conditions and duties applicable to a Guarantor under the US Guaranty and the other Loan Documents.  Without limitation of the foregoing, and in furtherance thereof, each New Guarantor unconditionally and irrevocably, guarantees the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the US Guaranty).  Each of the Borrowers and other Subsidiaries of the Borrowers party hereto represents and warrants that Exhibit B attached hereto sets for each of the Guarantors party to the US Guaranty immediately upon giving effect to this Agreement, and each such Person party to the US Guaranty hereby reaffirms its respective obligations under the US Guaranty.

Section 3.                               Each New Pledgor hereby consents and agrees that all of its Equity Interests as set forth on Attachments 1 and 2 to the 2011 Pledge, as modified and supplemented by this Agreement, constitute Collateral. Each New Pledgor and each other Subsidiary party hereto and party to a Pledge Agreement hereby reaffirms, regrants and repledges its grant of a pledge in all of its “Collateral” (as defined in such Pledge Agreement, in each case, as modified by the Agreement) under each such Pledge Agreement to which it is a party.

Section 4.                               Each New Guarantor hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as a Guarantor pursuant to the US Guaranty, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and

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obligations of a Guarantor pursuant to the US Guaranty and all other Loan Documents to which it is or becomes a party.

Section 5.                               This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, that none of the New Pledgors, the New Guarantors nor any of the other Loan Parties party hereto may assign any of its rights, obligations or interest hereunder or under any other Loan Document to which it is a party without the prior written consent of the Lenders or as otherwise permitted by the Loan Documents.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS THEREOF.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement, which shall remain binding on all parties hereto.

Section 6.                               From and after the execution and delivery hereof by the parties hereto, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 7.                               Each of the Administrative Agent, the Borrowers, the New Guarantors, the New Pledgors and the other Subsidiaries party hereto hereby agree that Attachments 1 and 2 of the 2011 Pledge are hereby supplemented as set forth on Exhibit A attached hereto.  After giving effect to the supplement, pledge and the joinder set forth in this Agreement, each of the schedules and exhibits to the respective Pledge Agreements is true, correct, and complete as of the date hereof.

Section 8.                               Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 9.                               Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section 10.                        Acknowledgements.  Each of the New Guarantors and the New Pledgors hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution, and delivery of this Agreement, and (b) it shall rely entirely upon its own judgment with respect to its business, and any review, inspection, or supervision of, or information supplied to, it by the Administrative Agent or any Lender is for the protection of the Administrative Agent and the Lenders and neither the New Guarantors, the New Pledgors nor any third party is entitled to rely thereon.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ATLANTIC AUBURNDALE, LLC
ATLANTIC IDAHO WIND C, LLC
ATLANTIC IDAHO WIND HOLDINGS, LLC
ATLANTIC OKLAHOMA WIND, LLC
ATLANTIC POWER CORPORATION
ATLANTIC POWER GENERATION, INC.
ATLANTIC POWER GP INC.
ATLANTIC POWER HOLDINGS, INC.
ATLANTIC POWER SERVICES CANADA GP INC.
ATLANTIC POWER SERVICES CANADA LP
By: Atlantic Power Services Canada GP Inc., its General Partner
ATLANTIC POWER TRANSMISSION, INC.
ATLANTIC RENEWABLES HOLDINGS, LLC
ATLANTIC ROCKLAND HOLDINGS, LLC
ATLANTIC RIDGELINE HOLDINGS, LLC
AUBURNDALE LP, LLC
By: Atlantic Auburndale, LLC, its Sole Member
BAKER LAKE HYDRO LLC
DADE INVESTMENT, L.P.
By: NCP Dade Power LLC, its General Partner
HARBOR CAPITAL HOLDINGS, LLC
By: Atlantic Power Holdings, Inc., its Sole Member
LAKE INVESTMENT, L.P.
By: NCP Lake Power LLC, its General Partner
By: Teton East Coast Generation LLC, its Sole Member
NCP DADE POWER LLC
NCP GEM LLC
By: Teton East Coast Generation LLC, its Sole Member
NCP LAKE POWER LLC
By: Teton East Coast Generation LLC, its Sole Member
NCP PASCO LLC
OLYMPIA HYDRO LLC
TETON EAST COAST GENERATION LLC
TETON NEW LAKE, LLC
TETON POWER FUNDING, LLC
PAH RAH HOLDING COMPANY LLC
RIDGELINE EASTERN ENERGY LLC
RIDGELINE ENERGY SOLAR LLC
RIDGELINE ENERGY HOLDINGS, INC.
RIDGELINE ENERGY LLC
LEWIS RANCH WIND PROJECT LLC
HURRICANE WIND LLC
RIDGELINE POWER SERVICES LLC
RIDGELINE ALTERNATIVE ENERGY LLC
FRONTIER SOLAR LLC
PAH RAH PROJECT COMPANY LLC
MONTICELLO HILLS WIND LLC

Signature Page to Modification and Joinder Agreement (Ridgeline Acquisition - 2013)

DRY LOTS WIND LLC
SMOKEY AVENUE WIND LLC
SAUNDERS BROS. TRANSPORTATION CORPORATION
BRUCE HILL WIND LLC
SOUTH MOUNTAIN WIND LLC
GREAT BASIN SOLAR RANCH LLC
GOSHEN WIND HOLDINGS LLC
MEADOW CREEK HOLDINGS LLC
RIDGELINE HOLDINGS JUNIOR INC.
ROCKLAND WIND RIDGELINE HOLDINGS LLC
MEADOW CREEK INTERMEDIATE HOLDINGS LLC

By:	/s/ Barry E. Welch
Name:	Barry E. Welch
Title:	Authorized officer of each entity identified above

Signature Page to Modification and Joinder Agreement (Ridgeline Acquisition - 2013)

Acknowledged and accepted:

BANK OF MONTREAL
as Administrative Agent

By:	/s/ Jeff Currie
Jeff Currie
Vice President

Signature Page to Modification and Joinder Agreement (Ridgeline Acquisition - 2013)

EXHIBIT A TO
JOINDER AGREEMENT

ATTACHMENT 1
to
Pledge Agreement

Item A.  Pledged Interests

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
1.	Atlantic Idaho Wind C, LLC	RP Wind ID, LLC	Membership Interests	99%	Uncertificated
2.	Atlantic Idaho Wind Holdings, LLC	Atlantic Idaho Wind A, LLC	Membership Interests	100%	Uncertificated
3.	Atlantic Idaho Wind Holdings, LLC	Atlantic Idaho Wind C, LLC	Membership Interests	100%	Uncertificated
4.	Atlantic Oklahoma Wind, LLC	Canadian Hills Holding Company, LLC	Membership Interests	99%	Uncertificated
5.	Atlantic Power Corporation	Atlantic Power Services Canada GP Inc.	Common Shares	100%	2
6.	Atlantic Power Corporation	Atlantic Power Services Canada LP	Limited Partnership Units	100%	LP-1
7.	Atlantic Power Corporation	Atlantic Power Transmission, Inc.	Preferred Shares	100%	1-A
8.	Atlantic Power Corporation	Atlantic Power Transmission, Inc.	Common Shares	100%	1
9.	Atlantic Power Corporation	Atlantic Power Limited Partnership	Limited Partnership	99.9961%	LP-2

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
			Units
10.	Atlantic Power Corporation	Atlantic Power GP Inc.	Common Shares	100%	2C
11.	Atlantic Power GP Inc.	Atlantic Power Limited Partnership	Limited Partnership Units	0.0039%	LP-3
12.	Atlantic Power Generation, Inc.	Canadian Hills Wind, LLC	Class B Membership Interests	16.39%	B-2
13.	Atlantic Power Holdings, Inc.	Atlantic Power Services, LLC	Membership Interests	100%	Uncertificated
14.	Atlantic Power Holdings, Inc.	Harbor Capital Holdings, LLC	Membership Interests	100%	Uncertificated
15.	Atlantic Power Services Canada GP Inc.	Atlantic Power Services Canada LP	General Partnership Units	100%	GP-1
16.	Atlantic Power Transmission, Inc.	Atlantic Cadillac Holdings, LLC	Membership Interests	100%	Uncertificated
17.	Atlantic Power Transmission, Inc.	Atlantic Idaho Wind Holdings, LLC	Membership Interests	100%	Uncertificated
18.	Atlantic Power Transmission, Inc.	Atlantic Piedmont Holdings, LLC	Membership Interests	100%	Uncertificated
19.	Atlantic Power Transmission, Inc.	Atlantic Oklahoma Wind, LLC	Membership Interests	100%	Uncertificated
20.	Atlantic Power Transmission, Inc.	Atlantic Rockland Holdings, LLC	Membership Interests	100%	Uncertificated
21.	Atlantic Power Transmission, Inc.	Atlantic Ridgeline Holdings, LLC	Membership Interests	100%	Uncertificated
22.	Atlantic Renewables Holdings, LLC	AP Onondaga, LLC	Membership Interests	100%	Uncertificated

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
23.	Baker Lake Hydro LLC	Concrete Hydro Partners, L.P.	Limited Partnership Interests	99%	Uncertificated
24.	Harbor Capital Holdings, LLC	Atlantic Renewables Holdings, LLC	Membership Interests	100%	Uncertificated
25.	Olympia Hydro LLC	Concrete Hydro Partners, L.P.	General Partnership Interests	0.5%	Uncertificated
26.	Pah Rah Holding Company LLC	Pah Rah Project Company LLC	Membership Interests	100%	Uncertificated
27.	Ridgeline Eastern Energy LLC	Monticello Hills Wind LLC	Membership Interests	100%	Uncertificated
28.	Ridgeline Eastern Energy LLC	Dry Lots Wind LLC	Membership Interests	100%	Uncertificated
29.	Ridgeline Eastern Energy LLC	Smokey Avenue Wind LLC	Membership Interests	100%	Uncertificated
30.	Ridgeline Eastern Energy LLC	Saunders Bros. Transportation Corporation	Common Stock	100%	No. 1
31.	Ridgeline Eastern Energy LLC	Bruce Hill Wind LLC	Membership Interests	100%	Uncertificated
32.	Ridgeline Eastern Energy LLC	South Mountain Wind LLC	Membership Interests	100%	Uncertificated
33.	Ridgeline Energy LLC	Pah Rah Holding Company LLC	Membership Interests	100%	Uncertificated
34.	Ridgeline Energy LLC	Lewis Ranch Wind Project LLC	Membership Interests	100%	Uncertificated
35.	Ridgeline Energy LLC	Hurricane Wind LLC	Membership Interests	100%	Uncertificated
36.	Ridgeline Energy LLC	Ridgeline Power Services LLC	Membership Interests	100%	Uncertificated

	Pledgor	Pledged Interest Issuer	Type of Interest Pledged	Percent of Pledged Interest Issuer that is owned and being pledged by Pledgor	Represented by Certificate No. (if applicable)
37.	Ridgeline Energy LLC	Ridgeline Eastern Energy LLC	Membership Interests	100%	Uncertificated
38.	Ridgeline Energy LLC	Frontier Solar LLC	Membership Interests	100%	Uncertificated
39.	Ridgeline Energy LLC	Ridgeline Energy Solar LLC	Membership Interests	100%	Uncertificated
40.	Ridgeline Energy Solar LLC	Great Basin Solar Ranch LLC	Membership Interests	100%	Uncertificated
41.	Teton Power Funding, LLC	Olympia Hydro LLC	Membership Interests	100%	Uncertificated
42.	Teton Power Funding, LLC	Teton East Coast Generation LLC	Membership Interests	100%	Uncertificated
43.	Teton Power Funding, LLC	Teton Operating Services, LLC	Membership Interests	100%	Uncertificated
44.	Teton Power Funding, LLC	Baker Lake Hydro LLC	Membership Interests	100%	Uncertificated
45.	Teton Power Funding, LLC	Orlando Power Generation I LLC	Membership Interests	100%	Uncertificated
46.	Teton Power Funding, LLC	Orlando Power Generation II LLC	Membership Interests	100%	Uncertificated

Item B.  Pledged Notes

None.

ATTACHMENT 2
to
Pledge Agreement

PLEDGOR:	ATLANTIC IDAHO WIND C, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4840790
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC IDAHO WIND HOLDINGS, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4840757
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC OKLAHOMA WIND, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	5102253
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER CORPORATION
PROVINCE OF INCORPORATION:	British Columbia
IDENTIFICATION NUMBER:	CO729547
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER GP INC.
PROVINCE OF INCORPORATION:	British Columbia
IDENTIFICATION NUMBER:	C0924851
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER GENERATION, INC.
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4756289
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER HOLDINGS, INC.
STATE OF INCORPORATION:	Delaware
STATE IDENTIFICATION NUMBER:	3844647
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER SERVICES CANADA GP INC.
PROVINCE OF INCORPORATION:	British Columbia
STATE IDENTIFICATION NUMBER:	BC0916552
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC POWER TRANSMISSION, INC.
STATE OF INCORPORATION:	Delaware
STATE IDENTIFICATION NUMBER:	4756295
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	ATLANTIC RENEWABLES HOLDINGS, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4670242
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	BAKER LAKE HYDRO, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	2214188
CHIEF EXECUTIVE OFFICE:	20 West 9th Street Kansas City, MO 64105

PLEDGOR:	HARBOR CAPITAL HOLDINGS, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4000335
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	OLYMPIA HYDRO, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	2214190
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	PAH RAH HOLDING COMPANY LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4803010
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	RIDGELINE EASTERN ENERGY LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4848046
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	RIDGELINE ENERGY SOLAR LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	5080169
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	RIDGELINE ENERGY LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	4602137

CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	TETON EAST COAST GENERATION, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	2219848
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

PLEDGOR:	TETON POWER FUNDING, LLC
STATE OF FORMATION:	Delaware
STATE IDENTIFICATION NUMBER:	3721785
CHIEF EXECUTIVE OFFICE:	One Federal Street, 30th Floor Boston, MA 02110

EXHIBIT B TO
JOINDER AGREEMENT

Guarantors*

1.	Atlantic Power Limited Partnership **
2.	Atlantic Power GP Inc. **
3.	Atlantic Power (US) GP **
4.	Atlantic Oklahoma Wind LLC
5.	Atlantic Power Corporation
6.	Atlantic Power Generation, Inc.
7.	Atlantic Power Transmission, Inc.
8.	Atlantic Power Holdings, Inc.
9.	Atlantic Power Services Canada GP Inc.
10.	Atlantic Power Services Canada LP
11.	Atlantic Power Services, LLC
12.	Atlantic Rockland Holdings, LLC
13.	Teton Power Funding, LLC
14.	Harbor Capital Holdings, LLC
15.	Epsilon Power Funding, LLC
16.	Atlantic Auburndale, LLC *
17.	Auburndale LP, LLC *
18.	Auburndale GP, LLC *
19.	Atlantic Cadillac Holdings, LLC
20.	Atlantic Idaho Wind Holdings, LLC
21.	Atlantic Idaho Wind C, LLC
22.	Baker Lake Hydro, LLC
23.	Olympia Hydro, LLC
24.	Teton East Coast Generation, LLC
25.	NCP Gem, LLC *
26.	NCP Lake Power, LLC *
27.	Lake Investment, LP *
28.	Teton New Lake, LLC *
29.	Lake Cogen Ltd. *
30.	Atlantic Renewables Holdings, LLC
31.	Orlando Power Generation I, LLC
32.	Orlando Power Generation II, LLC
33.	NCP Dade Power, LLC *
34.	NCP Pasco LLC *
35.	Dade Investment, LP *
36.	Pasco Cogen, Ltd. *
37.	Atlantic Piedmont Holdings LLC
38.	Teton Selkirk, LLC
39.	Teton Operating Services, LLC
40.	Atlantic Ridgeline Holdings, LLC
41.	Ridgeline Energy Holdings, Inc.

42.	Ridgeline Energy LLC
43.	Pah Rah Holding Company LLC
44.	Lewis Ranch Wind Project LLC
45.	Hurricane Wind LLC
46.	Ridgeline Power Services LLC
47.	Ridgeline Eastern Energy LLC
48.	Ridgeline Alternative Energy LLC
49.	Frontier Solar LLC
50.	Ridgeline Energy Solar LLC
51.	Pah Rah Project Company LLC
52.	Monticello Hills Wind LLC
53.	Dry Lots Wind LLC
54.	Smokey Avenue Wind LLC
55.	Saunders Bros. Transportation Corporation
56.	Bruce Hill Wind LLC
57.	South Mountain Wind LLC
58.	Great Basin Solar Ranch LLC
59.	Goshen Wind Holdings LLC
60.	Meadow Creek Holdings LLC
61.	Ridgeline Holdings Junior Inc.
62.	Rockland Wind Ridgeline Holdings LLC
63.	Meadow Creek Intermediate Holdings LLC

* Includes Florida Project Guarantors whose release will occur on closing of pending Florida Project Sale

** Changes in name from prior version of Schedule

B-2